SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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DELPHAX TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

N/A
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DELPHAX TECHNOLOGIES INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 20, 2003

      Notice is hereby given that the Annual Meeting of Shareholders of Delphax Technologies Inc. will be held at the offices of the Company, 12500 Whitewater Drive, Minnetonka, Minnesota 55343 on Thursday, March 20, 2003, at 3:00 p.m., Central Time, for the following purposes:

1.	To re-elect one director to serve a term continuing through the 2006 Annual Meeting.

2.	To ratify and approve the selection of independent auditors for the current fiscal year.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on January 21, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

JAY A. HERMAN
Chairman

Minnetonka, Minnesota
January 28, 2003

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

PROXY STATEMENT Annual Meeting of Shareholders
PROPOSAL 1 ELECTION OF DIRECTOR
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
PROPOSAL 2
GENERAL

DELPHAX TECHNOLOGIES INC.

PROXY STATEMENT

Annual Meeting of Shareholders

March 20, 2003

       This Proxy Statement is furnished to the shareholders of Delphax Technologies Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Thursday, March 20, 2003, at the offices of the Company, 12500 Whitewater Drive, Minnetonka, MN 55343, at 3:00 p.m., Central Time, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person, and no additional compensation will be paid to such individuals. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the name of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The mailing of this proxy statement to shareholders of the Company commenced on or about February 12, 2003.

      The total number of shares of capital stock of the Company outstanding and entitled to vote at the meeting as of January 21, 2003, consists of 6,175,898 shares of $.10 par value Common Stock (the “Common Stock”). Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on January 21, 2003, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.

      Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. Votes present by proxy or in person at the Annual Meeting will determine whether or not a quorum is present.

      Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominee, FOR the appointment of the auditors, and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person. Shares may also be voted by telephone as instructed on the proxy card.

      Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth, as of January 21, 2003, the beneficial ownership of the Company’s Common Stock by (i) all persons who are known by the Company to hold five percent or more of the

Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and officers of the Company as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

Annette J. Brenner and Fred H. Brenner	896,300(1)	14.5%
514 N. Wynnewood Avenue Wynnewood, PA 19096
Dimensional Fund Advisors Inc.	342,500(2)	5.5%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
Perkins Capital Management, Inc.	339,166(3)	5.5%
730 East Lake Street Wayzata, MN 55391
Jay A. Herman(4)(5)	271,928(6)	4.3%
R. Stephen Armstrong(4)	4,000(6)	*
Gary R. Holland(4)	39,500(6)	*
Earl W. Rogers(4)	3,000(6)	*
M. H. (Bill) Kuhn(5)	12,500(6)	*
Bruce H. Malmgren(5)	12,500(6)	*
Dieter P. Schilling(5)	93,206(6)	1.5%
Peter J. Wood(5)	55,000(6)	*
All officers and directors as a group (10 persons)	525,384(6)	8.0%

 *  Less than 1%

(1)	Annette J. Brenner has sole voting power with respect to 465,200 shares. Fred H. Brenner has sole voting power with respect to 431,100 shares.

(2)	Dimensional Fund Advisors Inc. has sole dispositive power with respect to 342,500 shares and sole voting power with respect to 342,500 shares. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such shares.

(3)	Perkins Capital Management, Inc. has sole dispositive power with respect to 339,166 shares and sole voting power with respect to 185,000 shares. Perkins Capital Management, Inc. disclaims beneficial ownership of 334,166 shares.

(4)	Serves as a director of the Company. The address of each individual is 12500 Whitewater Drive, Minnetonka, MN 55343.

(5)	Serves as an executive officer of the Company and appears in the Summary Compensation Table below.

(6)	Includes the following number of shares which could be purchased under stock options exercisable within 60 days from the record date: Mr. Herman, 157,500 shares; Mr. Armstrong, 4,000 shares; Mr. Holland, 27,500 shares; Mr. Rogers, 2,000 shares; Mr. Malmgren, 12,500 shares; Mr. Kuhn, 12,500 shares; Mr. Schilling, 67,500 shares; Mr. Wood, 55,000 shares; and all officers and directors as a group, 372,250 shares.

PROPOSAL 1

ELECTION OF DIRECTOR

      Our Articles of Incorporation and Bylaws provide that our Board of Directors is classified into three classes, the members of each class to serve (after an initial transition period) for a staggered term of three years. As the term of each class expires, the successors to the directors in that class are elected for a term of three years. At this Annual Meeting, the term of one incumbent director, Earl W. Rogers, is expiring.

Mr. Rogers has been nominated for re-election this year and, if elected, will serve a term of three years. Vacancies on the Board of Directors and newly created directorships can be filled by vote of a majority of the directors then in office.

      The Board of Directors recommends that the shareholders elect Mr. Rogers as a director of the Company. It is intended that the persons named as proxies will vote the proxies for the election of the nominee as director of the Company. The nominee has indicated his willingness to serve, but should the nominee be unable to serve as a director, the persons named as proxies may vote for a substitute nominee in their discretion.

      Set forth below is certain information with respect to the nominee for director:

Nominee for Term Continuing through the 2006 Annual Meeting

Earl W. Rogers Director since 2001 Age — 54	Business Consultant

      Mr. Rogers served in a variety of executive level positions with John H. Harland Company, a provider of software, data services and printed products to the financial and education markets, from 1976 until his retirement in 2001. Mr. Rogers’s positions included General Manager of the Printed Products Group, the Checks Group, and most recently, the Manufacturing and Technology Group. Mr. Rogers is also a director of Gwinnet Industries, an industrial development company, and Pattillo Construction Corporation, a builder of large commercial buildings.

      Set forth below is certain information with respect to directors not standing for election at the 2003 Annual Meeting:

Director with Term Continuing through the 2005 Annual Meeting

Jay A. Herman Director since 1989 Age — 55	Chairman, President and Chief Executive Officer of the Company since June 1989

      Mr. Herman joined the Company as Executive Vice President and Chief Financial Officer in May 1988, and was promoted to President in June 1989 and elected Chairman of the Board in October 2001. Prior to joining the Company, Mr. Herman was Vice President and Chief Financial Officer of Gelco Corporation’s International Division. He held that post from 1986 to 1988. Between 1979 and 1986, Mr. Herman held the positions of Vice President of Administrative Services for Gelco Corporation and Director of Planning and Budgets for Gelco’s Fleet Leasing Division. Before joining Gelco, Mr. Herman held several positions with General Mills.

Directors with Terms Continuing through the 2004 Annual Meeting

Gary R. Holland Director since 1992 Age — 60	Chairman, President and Chief Executive Officer of Fargo Electronics, Inc.

      Mr. Holland is Chairman of the Board of Directors, President and Chief Executive Officer of Fargo Electronics, Inc., a manufacturer of plastic card personalization equipment. He is also Chairman of the Board of Directors of Datakey, Inc., a manufacturer of portable data devices. He previously served as President and Chief Executive Officer of Datacard Corporation, a manufacturer of plastic transaction cards, embossing and encoding equipment and transaction terminals, from 1982 to 1992.

R. Stephen Armstrong Director since 2000 Age — 52	Executive Vice President and Chief Financial Officer of Patterson Dental Company

      Mr. Armstrong is Executive Vice President and Chief Financial Officer of Patterson Dental Company, a distributor of dental equipment, supplies and services. Prior to joining Patterson Dental Company in 1999, Mr. Armstrong was a partner in public accounting at Ernst & Young LLP.

Vote Required and Board of Directors Recommendation

      The affirmative vote of a majority of the shares represented at the meeting of the Company’s Common Stock is required for the election of the nominee. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE.

      The Board of Directors met four times during fiscal 2002. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is currently comprised of Messrs. Armstrong, Holland and Rogers. The Audit Committee met six times in fiscal 2002 and has met once since September 30, 2002 to review the 2002 audit and the recommendations of the Company’s independent auditors. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company’s independent auditors and approves additional services to be provided by the auditors. The Committee reviews audited financial statements of the Company. The Compensation Committee is responsible for determining the compensation of the Chairman and Chief Executive Officer and making recommendations to the Board of Directors on other compensation matters. During fiscal 2002, the Compensation Committee did not meet. Each director attended 75% or more of the meetings during fiscal 2002 of the Board of Directors and Board Committees on which he served.

      During fiscal 2002, directors were paid a quarterly retainer of $1,250, a fee of $1,000 for each meeting attended of the Board of Directors and the Annual Meeting of Shareholders, and $500 for each meeting attended of any committee on which they serve. No compensation for serving as a director was paid to Mr. Herman.

      The Company’s 1997 Stock Plan (the “1997 Plan”) and the Company’s 2000 Stock Plan (the “2000 Plan”) allow for the granting of discretionary stock options and other stock-based awards to directors of the Company, including non-employee directors. The 1997 Plan and 2000 Plan do not currently provide for annual automatic grants to non-employee directors.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table shows, for the fiscal years ending September 30, 2002, 2001 and 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Jay A. Herman, the Company’s Chairman, President and Chief Executive Officer; M. H. (Bill) Kuhn, the Company’s Vice President, Customer Service; Bruce H. Malmgren, the Company’s Vice President, Sales; Dieter P. Schilling, the Company’s Vice President, Operations and Peter J. Wood, the Company’s Vice President, Engineering (collectively, the “Named Executives”).

Summary Compensation Table

				Long-term
				Compensation
		Annual Compensation		Awards

				Securities
				Underlying		All Other
Name and Position	Year	Salary($)	Bonus($)	Options(#)		Compensation($)

Jay A. Herman	2002	$261,532	$55,784	40,000	(1)	$200,630	(2)
Chairman, President and	2001	236,947	92,100	40,000	(3)	176,947	(4)
Chief Executive Officer	2000	218,109	35,000	20,000	(5)	27,897	(6)
M.H. Kuhn	2002	$118,963	$27,031	20,000	(7)	$3,894	(8)
Vice President,	2001	99,519	—	15,000	(9)	24,512	(10)
Customer Service	2000	—	—	—		—
Bruce H. Malmgren	2002	$124,505	$36,956	20,000	(7)	$4,990	(11)
Vice President,	2001	108,462	—	15,000	(12)	4,125	(13)
Sales	2000	—	—	—		—
Dieter P. Schilling	2002	$114,660	$23,505	20,000	(7)	$10,128	(14)
Vice President,	2001	100,634	25,000	20,000	(15)	10,857	(16)
Operations	2000	94,974	—	15,000	(17)	7,751	(18)
Peter J. Wood	2002	$119,883	$26,523	20,000	(7)	$3,597	(19)
Vice President,	2001	109,335	7,500	20,000	(15)	3,579	(20)
Engineering	2000	105,701	—	15,000	(17)	41,610	(21)

(1)	Reflects an option grant of 40,000 shares at $3.150 per share.
(2)	Includes $15,750 of executive benefits, $92,577 forgiveness of loan, $86,835 as a tax gross-up payment for loan forgiveness and a $4,800 matching contribution under the Company’s 401(k) Plan.
(3)	Reflects an option grant of 40,000 shares at $4.125 per share.
(4)	Includes $20,625 of executive benefits, $92,577 for forgiveness of a loan, $57,423 as a tax gross-up payment for loan forgiveness and a $4,800 matching contribution under the Company’s 401(k) Plan.
(5)	Reflects an option grant of 20,000 shares at $2.688 per share.
(6)	Includes $13,438 of executive benefits, $8,705 for car allowance and a $4,800 matching contribution under the Company’s 401(k) Plan.
(7)	Reflects an option grant of 20,000 shares at $3.150 per share.
(8)	Includes a $3,569 matching contribution under the Company’s 401(k) Plan.
(9)	Reflects an option grant of 15,000 shares at $3.750 per share.

(10)	Includes $23,716 of relocation expense and a $796 matching contribution under the Company’s 401(k) Plan.
(11)	Includes $4,665 for car allowance.
(12)	Reflects an option grant of 15,000 shares at $3.500 per share.
(13)	Reflects $4,125 for car allowance.
(14)	Includes $6,300 of executive benefits and a $3,440 matching contribution under the Company’s 401(k) Plan.
(15)	Reflects an option grant of 20,000 shares at $4.125 per share.

(16)	Includes $8,250 of executive benefits and a $2,211 matching contribution under the Company’s 401(k) Plan.
(17)	Reflects an option grant of 15,000 shares at $2.688 per share.
(18)	Includes $5,375 of executive benefits and a $1,872 matching contribution under the Company’s 401(k) Plan.
(19)	Reflects a $3,597 matching contribution under the Company’s 401(k) Plan.
(20)	Includes a $3,280 matching contribution under the Company’s 401(k) Plan.
(21)	Includes $19,065 for exercise of stock options, $18,130 for relocation expenses and a $3,180 matching contribution under the Company’s 401(k) Plan.

Option Exercises and Holdings

      The following table sets forth information with respect to an option grant to the Named Executives in fiscal 2002:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

					Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
		Percent of Total			Appreciation for
	Number of Securities	Options Granted to			Option Term
	Underlying Options	Employees in	Exercise	Expiration
Name	Granted(#)	Fiscal Year	Price	Date	5%	10%

Jay A. Herman	40,000	24%	$3.150	10/01/08	$51,295	$119,538
M.H. Kuhn	20,000	12	3.150	10/01/08	25,647	59,769
Bruce H. Malmgren	20,000	12	3.150	10/01/08	25,647	59,769
Dieter P. Schilling	20,000	12	3.150	10/01/08	25,647	59,769
Peter J. Wood	20,000	12	3.150	10/01/08	25,647	59,769

      The following table sets forth information with respect to the Named Executives concerning the exercise of options during 2002 and unexercised options held as of September 30, 2002:

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options(#)		Options($)(1)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jay A. Herman	—	$—	157,500	120,000	$23,990	$13,660
M.H. Kuhn	—	—	12,500	42,500	—	200
Bruce H. Malmgren	—	—	12,500	42,500	—	200
Dieter P. Schilling	—	—	67,500	65,000	16,730	9,040
Peter J. Wood	—	—	55,000	65,000	14,205	9,040

(1)	Based on a market price of $3.130 per share for the Company’s Common Stock as of September 30, 2002.

Employment Agreement

      Effective October 1, 2000, the Board approved an Employment Agreement for Mr. Herman. Under the agreement, Mr. Herman receives a minimum base salary of $228,228 and is eligible for bonuses and fringe benefits made available to executive officers of the Company. The agreement provides that, if Mr. Herman’s employment is terminated (i) by the Company for reasons other than disability or “Cause” or (ii) by Mr. Herman for “good reason,” following a “change in control” as defined in the agreement, then the

Company shall pay a severance payment equal to three times Mr. Herman’s base salary during the period prior to the termination. In general, a change in control would occur when 50% or more of the Company’s outstanding voting stock is acquired by any person, when the shareholders approve an asset sale, merger, consolidation or other major corporate event, or when the current members of the Board of Directors or their successors, elected or nominated by such members, cease to be a majority of the Board of Directors. The agreement also provides that, if Mr. Herman’s employment is terminated (i) by the Company for reasons other than disability or “Cause” or (ii) by Mr. Herman for “good reason” and no “change of control” has occurred, then the Company shall pay a severance payment equal to two times Mr. Herman’s base salary during the period prior to termination.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee, whose members are the same as the Audit Committee, did not meet separately from the six meetings of the Audit Committee during fiscal 2002.

Report on Executive Compensation

      Decisions on compensation of the Company’s executives are made by the Board of Directors on the recommendation of the Compensation Committee. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”).

      The Company uses various compensation surveys and outside consultants to develop its compensation strategy and plans. The Board also refers to such surveys for executive compensation purposes. The Board has not used outside consultants to prepare specific studies, but the Board would be free to do so in the exercise of its independent judgment.

      There are four components to the Company’s executive compensation program: (1) base salary; (2) bonus; (3) stock options; and (4) profit sharing/retirement. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. To this end, the Board has adjusted the mix of the compensation components from year to year according to survey data and the Company’s performance.

      Base Salary. Executive base salaries are adjusted annually based on cost of living adjustments. Historically, base compensation increases have rarely exceeded 5%. Exceptions have been made in cases where job skills, performance and competitive salary information justify same.

      Bonus. The Board annually approves executive bonuses based upon the achievement of predetermined earnings and development objectives the Board believes are critical to the Company’s long-term progress. Bonuses are payable to deserving executives, managers and key employees based upon the recommendation of the Chairman, President and Chief Executive Officer.

      Stock Options. The Company’s current stock option plans include executives, managers and key employees. Stock options have been granted periodically by the Board of Directors. The Company’s 1997 and 2000 Plans allow the grant of options, both incentive and non-qualified, as well as restricted and deferred stock awards. Restricted stock grants have been used sparingly. The Company’s option grants and restricted stock awards are subject to time vesting in 20% - 25% annual increments commencing on the first anniversary of the date of grant. During fiscal 2002, the Company granted stock options to purchase an aggregate of 170,000 shares of Common Stock to nine executive officers and employees, and one director of the Company.

      Profit Sharing/ Retirement. The Company sponsors a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company. The Board approves the corporate matching formula for all employees.

      Chief Executive Compensation. Mr. Herman’s compensation for the period 2000-2002 is shown in the summary compensation table above. The Board of Directors believes that Mr. Herman has managed the Company extremely well in a difficult competitive environment and that his compensation is consistent with this evaluation. Mr. Herman has been subject to employment agreements with the Company since 1990. The Agreement (described in “Employment Agreement” set forth above) provides that the Board may increase Mr. Herman’s base salary from time to time, as it deems advisable.

Submitted by the Compensation Committee of the Company’s Board of Directors:

R. Stephen Armstrong          Gary R. Holland          Earl W. Rogers

Board Audit Committee Report

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on June 6, 2000. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards.

      The Audit Committee held six meetings during fiscal year 2002. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors, Ernst & Young LLP.

      The Audit Committee reviewed and discussed the audited financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with the independent auditors the auditors’ independence from management and the Company and considered the compatibility of nonaudit services with the auditors’ independence.

      Based on the discussions with management and Ernst & Young LLP, the Audit Committee’s review of the representations of management and the report of Ernst & Young LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2002 filed with the Securities and Exchange Commission on December 30, 2002.

Submitted by the Audit Committee of the Company’s Board of Directors:

R. Stephen Armstrong          Gary R. Holland          Earl W. Rogers

      The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

Stock Performance

      The graph below sets forth a comparison of the cumulative shareholder return of the Company’s Common Stock over the last five fiscal years with the cumulative total return over the same periods for (i) the Total Return Index for the Nasdaq Stock Market — U.S. Companies, (ii) the Standard Industry Code (SIC) Printing Trades Machinery and Equipment Index and (iii) the Company’s previous peer group made up of the following four companies whose business is selling capital equipment to the industrial printing industry: Baldwin Technology Company Inc., Gunther International Ltd., Publishers Equipment Corp., and Stevens International, Inc. The graph below compares the cumulative total return of the Company’s Common Stock over the last five fiscal years assuming a $100 investment on October 1, 1997, and assuming reinvestment of all dividends, if any. The Company changed from its previous peer group to a new peer group, the SIC Printing Trades Machinery and Equipment Index, as it believes the new peer group provides a comparison more representative of the Company’s business.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Among Delphax Technologies Inc.,
The Nasdaq Stock Market (U.S.) Index,
A New Peer Group and an Old Peer Group

	Cumulative Total Return

	9/97	9/98	9/99	9/00	9/01	9/02

Delphax Technologies Inc.	$100	$62	$59	$91	$64	$64
Nasdaq Stock Market (U.S.)	100	102	166	220	90	71
Old Peer Group	100	27	21	46	16	8
New Peer Group	100	78	41	32	14	5

      The preceding performance graph shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2

APPROVAL OF AUDITORS

      Ernst & Young LLP, independent auditors, have been auditors for the Company since its inception. They have been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company’s auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Ernst & Young LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

Audit Fees

      The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of the Company’s consolidated annual financial statements for fiscal 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2002 were $249,882.

All Other Fees

      The aggregate fees billed to the Company by Ernst & Young LLP for the most recent fiscal year, none of which were financial information systems design and implementation fees, were $336,585. This figure includes fees of $28,562 for audit-related services such as pension audits, statutory filings and accounting consultations, and fees of $58,141 for all nonaudit services, such as tax-related services and consulting. The Audit Committee determined that the non-audit services performed by Ernst & Young LLP are not incompatible with maintaining Ernst & Young LLP’s independence with respect to the Company.

      A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required and Board of Directors Recommendation

      The affirmative vote of a majority of the shares represented at the meeting of the Company’s Common Stock is required for approval of auditors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LLP.

SHAREHOLDER PROPOSALS

      The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Delphax Technologies Inc. 2004 Annual Meeting of Shareholders is expected to be held on or about March 18, 2004 and proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2004. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 3, 2003. In addition, if the Company receives notice of a shareholder proposal after January 3, 2004, such proposal will be considered untimely pursuant to the Company’s Bylaws and the persons named as proxies solicited for the Company’s 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) under the 1934 Act, executive officers, directors and 10% shareholders of the Company are required to file reports on Forms 3, 4 and 5 of their beneficial holdings and transactions in the Company’s Common Stock. During fiscal 2002, reports on Forms 3, 4 and 5 required to be filed by executive officers, directors and 10% shareholders of the Company were timely filed.

Other Matters

      The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

      The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company’s Annual Report on Form 10-K, filed by the Company with the Securities and Exchange Commission.

By the Order of the Board of Directors

JAY A. HERMAN
Chairman

DELPHAX TECHNOLOGIES INC.
PROXY SOLICITED BY BOARD OF DIRECTORS
For the Annual Meeting of Shareholders
March 20, 2003
3:00 p.m.

At The Offices of Delphax Technologies Inc.
12500 Whitewater Drive
Minnetonka, MN 55343

DELPHAX TECHNOLOGIES INC. 12500 Whitewater Drive, Minnetonka, MN 55343	PROXY

         This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 20, 2003.

         The shares of stock you hold in your account will be voted as you specify below.

         If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

         The undersigned hereby appoints Jay A. Herman and Robert M. Barniskis, or either of them, proxies with full power of substitution to vote all shares of stock of Delphax Technologies Inc. (the “Company”) of record in the name of the undersigned at the close of business on January 21, 2003, at the Annual Meeting of Shareholders to be held in Minnetonka, Minnesota on March 20, 2003, or at any adjournment or adjournments thereof, hereby revoking all former proxies:

Company # Control #

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on March 19, 2003.
•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
•	Follow the simple recorded instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we’ve provided or return it to Delphax Technologies Inc., c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1 and 2.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

1.	Election of directors: 01 Earl W. Rogers

Vote FOR the nominee	Vote WITHHELD from the nominee

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

____ FOR ____ AGAINST ____ ABSTAIN

3.	To vote in their discretion upon any other matters coming before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE MATTERS SUMMARIZED ABOVE UNLESS OTHERWISE SPECIFIED.

Dated ____________________, 2003
_______________________________
_______________________________
Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.